Virtus KAR Global Quality Dividend Fund,
a series of Virtus Equity Trust

Supplement dated September 15, 2025 to the Summary Prospectus and the Virtus Equity Trust Statutory Prospectus and Statement of Additional Information (“SAI”),

each dated January 28, 2025, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective as of the close of business on September 12, 2025, Virtus KAR Global Quality Dividend Fund (the “Fund”), formerly a series of Virtus Equity Trust, was merged with and into Virtus KAR Equity Income Fund, a separate series of Virtus Equity Trust. The Fund has ceased to exist and is no longer available for sale. Accordingly, the Fund’s Summary Prospectus is no longer valid, nor are references to the Fund in the Virtus Equity Trust Statutory Prospectus and SAI.

Investors should retain this supplement with the Prospectuses and SAI for future reference.

VET 8019/Global Quality Dividend Merged (09/25)